SIGNATURES
                                  ----------

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized in the City of Little Rock, State of Arkansas on the 1st day of October, 1999.
            Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement on Form N-1A pursuant to rule 485(b) under the Securities Act of 1933, and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of Little Rock, State of Arkansas on the 1st day of November, 1999.

                         STAGECOACH FUNDS, INC.


                         By    /s/ Richard H. Blank, Jr.
                             --------------------------------
                             Richard H. Blank, Jr.
                             Secretary and Treasurer
                             (Principal Financial Officer)

       Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated:

   Signature                    Title                              Date
   ---------                    -----                              ----

            *                   Director, Chairman and President
   ---------------------------
   (R. Greg Feltus)             (Principal Executive Officer)

   /s/ Richard H. Blank, Jr.    Secretary and Treasurer         11/1/99
   ---------------------------
   (Richard H. Blank, Jr.)      (Principal Financial Officer)

            *                   Director
   ---------------------------
   (Jack S. Euphrat)

            *                   Director
   ---------------------------
   (Thomas S. Goho)

            *                   Director
   ---------------------------
   (Peter G. Gordon)

            *                   Director
   ---------------------------
   (Joseph N. Hankin)

            *                   Director
   ---------------------------
   (W. Rodney Hughes)

            *                   Director
   ---------------------------
   (Tucker Morse)


*By /s/ Richard H. Blank, Jr.
   ---------------------------
   Richard H. Blank, Jr.
   As Attorney-in-Fact
   November 3, 1999